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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    Form 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     August 26, 2002
                                                --------------------------------




                            Predictive Systems, Inc.
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             (Exact name of registrant as specified in its charter)



           Delaware                      000-30422               13-3808483
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)


            417 Fifth Avenue, New York, New York                    10016
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          (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code        (212) 659-3400
                                                  ------------------------------


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         (Former name or former address, if changed since last report)


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Item 5.  Other Events

         On August 26, 2002, Predictive Systems, Inc. announced that Berry (Neeraj) Sethi, the Company's acting Chief Financial Officer, was named the Company's Chief Financial Officer on a permanent basis.

         The complete text of the press release, dated as of August 26, 2002, is attached to this report as Exhibit 99.1, and such press release is incorporated herein by reference.

Item 7.  Exhibits.

         (c)      Exhibits


                    Exhibit
                    Number       Description
                    -------      -----------

                      99.1       Press Release dated as of August 26, 2002.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             PREDICTIVE SYSTEMS, INC.


Dated: August 26, 2002

                                             By: /s/ Andrew Zimmerman
                                                --------------------------------
                                                Andrew Zimmerman
                                                Chief Executive Officer


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                                 EXHIBIT INDEX


             Exhibit Number      Description
             --------------      -----------

                  99.1           Press Release dated as of August 26, 2002.